SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 14, 2002

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)


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Item 4.  Changes to Registrant's Certifying Accountants

Effective June 14, 2002, Level 3 Communications, Inc. ("Level 3") determined not to renew the engagement of its independent accountants, Arthur Andersen LLP ("Andersen") and appointed KPMG LLP ("KPMG") as its new independent accountants, effective immediately. This determination followed Level 3's decision to seek proposals from independent accountants to audit Level 3's financial statements for the fiscal year ending December 31, 2002. The decision not to renew the engagement of Andersen and to retain KPMG was approved by the Audit Committee of Level 3's Board of Directors

Andersen's report dated January 29, 2002 (except with respect to matters discussed in Note 17 to the financial statements, as to which the date is March 13, 2002) on Level 3's 2001 financial statements was issued on March 13, 2002 in conjunction with the filing of Level 3's Annual Report on Form 10-K for the year ended December 31, 2001.

During Level 3's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through June 14, 2002, there were no disagreements between Level 3 and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within Level 3's two most recent fiscal years and the subsequent interim period through June 14, 2002. The audit reports of Andersen on the consolidated financial statements of Level 3 and subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 do not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Level 3 provided Andersen with a copy of the foregoing disclosures.  Attached as
Exhibit 16.1 is a copy of Andersen's letter, dated June 19, 2002, stating that it has found no basis for disagreement with such statements.

During Level 3's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through June 14, 2002, Level 3 did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and
(ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of business acquired
                  None
(b)      Pro forma financial information
                  None
(c)      Exhibits
                  16.1     Letter of Arthur Andersen LLP dated June 19, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Level 3 Communications, Inc.



June 20, 2002                   By:    /s/ Neil J. Eckstein
Date                               Neil J. Eckstein, Vice President